                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                              VISTA GOLD CORP.
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                               NOT APPLICABLE
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required
/ /        Fee computed on table below per Exchange Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                                VISTA GOLD CORP.

                               NOTICE OF MEETING
                                      AND
                             MANAGEMENT INFORMATION
                               AND PROXY CIRCULAR

                                    for the
                            Special General Meeting
                                 to be held on

                          Thursday, February 27, 2003

The Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, and the reply card are first being sent to shareholders of the Corporation on or about January 31, 2003.

                                  [LETTERHEAD]

January [24], 2003

Dear Shareholder:

It is my pleasure to invite you to attend a Special General Shareholders' meeting to be held on Thursday, February 27, 2003 at 10:00 a.m., Vancouver time, at Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada. If you are unable to attend this meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

The Notice of Meeting, Management Information and Proxy Circular and forms of proxy are enclosed. These documents contain important information and I would encourage you to read them carefully. You are being asked to consider and approve a private placement of special warrants by the Corporation.

MANAGEMENT AND THE BOARD OF DIRECTORS STRONGLY URGE YOU TO VOTE IN FAVOUR OF THE RESOLUTION APPROVING THIS TRANSACTION.

Before I explain why it is important that you approve this resolution, I think a brief review of the Corporation's recent history will provide useful context. When I addressed you last year at this time, in anticipation of our 2002 shareholders' meeting, I asked you to approve, among other things, a U.S.$3.8 million private placement financing which involved the sale of units for U.S.$1.026 each. This financing ensured that the Corporation remained viable. In addition, through 2002 this capital enabled us to develop and execute a strategy wherein we began to build a portfolio of credible gold projects -- several of these projects represent potential gold mines at today's gold prices. The gold resources controlled by the Corporation expanded from
1.7 million ounces at the beginning of 2002 to more than 5.2 million ounces at the end of 2002. We did not produce gold in commercial quantities from any of our gold projects in 2002. The Corporation must, therefore, acquire capital from the equity markets. In addition to the U.S.$3.8 million private placement I referred to earlier, we completed a U.S.$2.3 million private placement in December 2002.

A company's stock price performance is a good test of the success of its strategy. Through 2002, the Corporation's stock price appreciated 240%; this was better than performance in the gold sector generally, as measured by both the American Stock Exchange index of unhedged gold producers (ticker symbol "HUI") and the Philadelphia exchange gold index (ticker symbol "XAU). Our performance was better than the gold sector because we did not deplete our gold resources, thus creating the opportunity for the stock price to magnify, or leverage, changes in the gold price. For example, while our stock price rose 240%, the gold price increased about 25%. We hope to build on this success through 2003 by continuing the strategies introduced in 2002.

While we are optimistic about our ability to continue to acquire credible projects at reasonable prices, we recognize that the rising gold price is affecting both the availability and the price of gold projects. Our experience tells us that gold project acquisitions will influence the degree of leverage to the gold price that our stock can realize. We therefore believe it is important to move aggressively and quickly to expand the Corporation's portfolio of gold properties, while good projects are still available at reasonable prices.

To provide us with the funds to implement this strategy, in December 2002 we negotiated a private placement of special warrants which will provide us with gross proceeds of up to approximately U.S.$3.4 million. The details of this transaction are described in the attached information circular. We expect to complete this transaction in late January or early February 2003; however, the gross proceeds raised by the issuance of the special warrants will be placed in escrow pending shareholder approval of the transaction. If shareholders approve the transaction, the escrowed proceeds will be released to the Corporation. IF SHAREHOLDERS DO NOT APPROVE THE TRANSACTION, THE PROCEEDS WILL BE RETURNED TO INVESTORS.

MANAGEMENT AND THE BOARD OF DIRECTORS STRONGLY URGE YOU TO VOTE FOR THE RESOLUTION APPROVING THIS TRANSACTION.

During 2002 while Vista's stock price rose 240%, our market capitalization increased an impressive 708%, reflecting our growing resource base and the rising gold price. With your support of this resolution, we can advance our acquisition and growth strategy; with an expanding portfolio of gold resources, Vista will continue to evolve as the premier company offering a "call option" on gold.

                                          Yours truly,
                                          (Signed) RONALD J. MCGREGOR
                                                President and
                                                Chief Executive Officer

                                VISTA GOLD CORP.
                               NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT a special general meeting (the "Meeting") of the shareholders of Vista Gold Corp. (the "Corporation") will be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia on Thursday, February 27, 2003, at 10:00 a.m., Vancouver time, for the following purposes:

    1. to consider and approve an ordinary resolution authorizing the directors of the Corporation to issue 1,400,000 special warrants at a price of U.S.$2.43 per special warrant which, subject to certain conditions including the approval of shareholders at the Meeting, are convertible into or exercisable to acquire a total of 1,400,000 common shares of the Corporation and common share purchase warrants to acquire a total of 1,400,000 common shares of the Corporation, the full text of which resolution is set out in Schedule "A" to the attached Management Information and Proxy Circular and is incorporated herein by reference; and

    2. to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Accompanying this Notice of Meeting are (i) a Management Information and Proxy Circular, (ii) a form of proxy and notes thereto, and (iii) a reply card for use by shareholders who wish to receive the Corporation's interim financial statements.

If you are a REGISTERED SHAREHOLDER of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Trust Company of Canada at Montreal Trust Centre, 510 Burrard Street, Vancouver, British Columbia,
V6C 3B9, Attention: Proxy Department, before 10:00 a.m., Vancouver time, on Monday, February 25, 2003, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

If you are a NON-REGISTERED SHAREHOLDER of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, and the reply card are first being sent to shareholders of the Corporation on or about January 31, 2003.

DATED at Littleton, Colorado, this [24TH] day of January, 2003.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          (Signed) RONALD J. MCGREGOR
                                                President and
                                                Chief Executive Officer

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS

NOTICE OF MEETING

MANAGEMENT INFORMATION AND PROXY CIRCULAR...................         1
  Particulars of Matters to be Acted Upon...................         1
    Approval of Special Warrant Offering....................         1
      Recommendation of Management and the Board of
       Directors............................................         2
  Information About Proxies.................................         3
    Solicitation of Proxies.................................         3
    Appointment of Proxyholder..............................         3
    Revocation of Proxy.....................................         3
    Voting of Proxies.......................................         3
    Exercise of Discretion by Proxyholders..................         4
  Securities Entitled to Vote...............................         4
  Ownership of the Corporation's Common Shares..............         5
    Ownership by Management.................................         5
    Ownership by Principal Shareholders.....................         6
  Quorum and Percentage of Votes Necessary to Pass
    Resolutions.............................................         7
  Executive Compensation....................................         7
    Summary Compensation Table..............................         7
    Long-Term Incentive Plan................................         8
    Stock Options...........................................         8
    Pension and Retirement Savings Plans....................        10
    Termination of Employment, Change in Responsibilities
     and Employment Contracts...............................        10
    Report of the Compensation Committee....................        11
    Performance Graph.......................................        13
    Compensation of Directors and Officers..................        13
  Indebtedness of Directors and Senior Officers.............        13
  Director and Officer Liability Insurance..................        13
  Interest of Management and Others in Material
    Transactions............................................        14
  Management Contracts......................................        14
  Interest of Certain Persons in Matters to be Acted Upon...        14
  Shareholder Proposals.....................................        14
  Other Matters.............................................        14
  Dissenters' Rights of Appraisal...........................        15
  Availability of Documents.................................        15
  Board of Director Approval................................        15
  Schedule "A" -- Special Warrant Offering Resolution.......       A-1

                   MANAGEMENT INFORMATION AND PROXY CIRCULAR

THIS MANAGEMENT INFORMATION AND PROXY CIRCULAR ("INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF VISTA GOLD CORP. (THE "CORPORATION") OF PROXIES TO BE VOTED AT THE SPECIAL GENERAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE CORPORATION ("SHAREHOLDERS") TO BE HELD AT THE OFFICES OF BORDEN LADNER GERVAIS LLP, SUITE 1200, 200 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA ON THURSDAY, FEBRUARY 27, 2003, AT
10:00 A.M., VANCOUVER TIME, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING.

It is anticipated that this Information Circular and the accompanying form of proxy will be first mailed to shareholders on or about January 31, 2003. Unless otherwise stated, the information contained in this Information Circular is given as at January [24], 2003

The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127 and its telephone number is (720) 981-1185. The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

Advance notice of the Meeting was published in The Vancouver Sun and The Toronto Star newspapers on January 19, 2003 and in The Whitehorse Star on January 20, 2003.

INFORMATION REGARDING THE PROXIES SOLICITED BY MANAGEMENT IN CONNECTION WITH THE MEETING IS SET OUT BELOW UNDER "INFORMATION ABOUT PROXIES".

PARTICULARS OF MATTERS TO BE ACTED UPON

APPROVAL OF SPECIAL WARRANT OFFERING

[NOTE TO DRAFT: REVISE IF CLOSING(S) HAVE OCCURRED OR ANY DETAILS CHANGE PRIOR TO MAIL-OUT.]

In December 2002, the Corporation negotiated the terms of a private placement (the "SPECIAL WARRANT OFFERING") of up to 1,400,000 special warrants ("SPECIAL WARRANTS") at a price of U.S.$2.43 per Special Warrant for gross proceeds of up to U.S.$3,402,000. The Corporation expects to complete the Special Warrant Offering in late January or early February 2003. The gross proceeds raised by the issuance of the Special Warrants will be placed in escrow pending shareholder approval of the Special Warrant Offering at the Meeting. If shareholders approve the Special Warrant Offering, the escrowed proceeds will be released to the Corporation. The Corporation intends to use the net proceeds of the Special Warrant Financing, estimated at up to U.S.$3,046,800, to evaluate and acquire gold mining properties, and to hold and maintain such properties for development or sale in anticipation of higher gold prices. IF SHAREHOLDERS DO NOT APPROVE THE SPECIAL WARRANT OFFERING, THE PROCEEDS FROM THE ISSUANCE OF THE SPECIAL WARRANTS WILL BE RETURNED TO INVESTORS.

Subject to shareholder approval of the Special Warrant Offering at the Meeting, each Special Warrant will be exercisable, for no additional consideration, into one common share in the capital of the Corporation (a "COMMON SHARE") and one common share purchase warrant (a "WARRANT"), for a total of up to 1,400,000 Common Shares and 1,400,000 Warrants if all Special Warrants are issued. Each Warrant will be exercisable for one additional common share in the capital of the Corporation (a "WARRANT SHARE") (i) at U.S.$3.14 if exercised before the first anniversary of the date the Special Warrant is issued (the "CLOSING DATE"), (ii) at U.S.$3.56 if exercised before the second anniversary of the Closing Date, (iii) at U.S.$3.92 if exercised before the third anniversary of the Closing Date, and (iv) at U.S.$4.28 if exercised before the fourth anniversary of the Closing Date. The Warrants will be exercisable for a period of four years from the Closing Date (the end of such four year period, the "EXPIRY DATE"), and the 15th business day following the date on which the Corporation provides notice that an Acceleration Event has occurred. The "ACCELERATION EVENT" will occur if at any time after the second anniversary of the Closing Date the closing trading price of the Corporation's common shares on the American Stock Exchange is greater than 150% of the then applicable exercise price on 15 or more consecutive trading days. If the Acceleration Event occurs, the

Corporation will have the option at any time prior to the Expiry Date to provide notice that the Acceleration Event has occurred and request that the Warrants be exercised by the holders thereof. If the Corporation provides such notice and the Warrants have not been exercised within 15 days following the notice, the Warrants will be deemed to have expired.

The Corporation has retained Global Resource Investments Ltd. ("GLOBAL") to find investors to purchase the Special Warrants and has agreed to pay Global a cash commission equal to 10% of the proceeds of the Special Warrant Offering (a maximum payment of U.S.$340,200 if all Special Warrants are issued) as consideration for Global's services as finder. In addition, the Corporation has agreed to pay reasonable legal costs incurred by Global in connection with the Special Warrant Offering up to a maximum of U.S.$15,000. THESE AMOUNTS WILL BE PAID TO GLOBAL EVEN IF SHAREHOLDERS DO NOT APPROVE THE SPECIAL WARRANT OFFERING. The Corporation understands that all of the shares of Global are beneficially
owned by an individual that beneficially owns more than   -  % of the issued and
outstanding Common Shares of the Corporation and also beneficially owns more than 10% of the shares of Quest Investment Corporation ("QUEST") (formerly Stockscape.com Technologies Inc.). As at January [24], 2003, Quest owned approximately 10.9% of the issued and outstanding Common Shares of the Corporation. See "Ownership of the Corporation's Common Shares" and "Interest of Management and Others in Material Transactions".

The Toronto Stock Exchange has approved the Special Warrant Offering, subject to, among other things, shareholders approving the issuance of the Special Warrants. Accordingly, at the Meeting, shareholders will be asked to consider and approve an ordinary resolution (the "SPECIAL WARRANT OFFERING RESOLUTION") authorizing the directors of the Corporation to issue the Special Warrants and that are issued as part of the Special Warrant Offering. The full text of the Special Warrant Offering Resolution is set out in SCHEDULE "A" to this Information Circular.

RECOMMENDATION OF MANAGEMENT AND THE BOARD OF DIRECTORS

  MANAGEMENT AND THE BOARD OF DIRECTORS STRONGLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOUR OF THE SPECIAL WARRANT OFFERING RESOLUTION.

The Special Warrant Offering will provide up to U.S.$3,402,000 to the Corporation with the potential to provide an additional U.S.$4,396,000 of capital if all Warrants issued in connection with this transaction are exercised by investors at U.S.$3.14 per Warrant, U.S.$4,984,000 if all Warrants are exercised by investors at U.S.$3.56 per Warrant and U.S.$5,992,000 if all Warrants are exercised by investors at U.S.$4.28 per Warrant. HOWEVER, THE CORPORATION WILL NOT RECEIVE ANY OF THIS FUNDING UNLESS THE APPROVAL OF SHAREHOLDERS IS OBTAINED AT THE MEETING.

The value of the Corporation's common shares increased 240% through 2002. At the same time, our market capitalization increased by over 700%. This growth is attributable to two principal factors: the 25% increase in the gold price; and our strategy of acquiring credible undervalued gold projects. Management and the Board of Directors plan to continue with this strategy. But with the recent improvements in the gold price, and the general expectation that this trend will continue, attractive gold projects are not likely to remain available for long. The Special Warrant Offering would provide the cash necessary to advance the Corporation's strategy quickly and aggressively; and allows us to take advantage of the current window of opportunity.

FOR THESE REASONS, MANAGEMENT AND THE BOARD OF DIRECTORS STRONGLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOUR OF THE SPECIAL WARRANT OFFERING RESOLUTION.

INFORMATION ABOUT PROXIES

SOLICITATION OF PROXIES

The solicitation for proxies will be conducted by mail and may be supplemented by telephone or other personal contact to be made, without special compensation, by officers and employees of the Corporation. THE CORPORATION MAY RETAIN OTHER PERSONS OR COMPANIES TO SOLICIT PROXIES ON BEHALF OF MANAGEMENT, IN WHICH EVENT THE CUSTOMARY FEES FOR SUCH SERVICES WILL BE PAID. THE COST OF THE SOLICITATION WILL BE BORNE BY THE CORPORATION.

APPOINTMENT OF PROXYHOLDER

THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY FOR THE MEETING ARE DIRECTORS OR OFFICERS OF THE CORPORATION AND ARE NOMINEES OF MANAGEMENT. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT SUCH SHAREHOLDER AT THE MEETING BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AND BY INSERTING THAT OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED. IF A SHAREHOLDER APPOINTS ONE OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AS A NOMINEE AND DOES NOT DIRECT THE SAID NOMINEE TO VOTE EITHER FOR OR AGAINST OR WITHHOLD FROM VOTING ON A MATTER OR MATTERS WITH RESPECT TO WHICH AN OPPORTUNITY TO SPECIFY HOW THE COMMON SHARES REGISTERED IN THE NAME OF SUCH SHAREHOLDER SHALL BE VOTED, THE PROXY SHALL BE VOTED IN FAVOUR OF SUCH MATTER OR MATTERS.

The instrument appointing a proxyholder must be in writing and signed by the shareholder, or such shareholder's attorney authorized in writing, or if the shareholder is a corporation, by a duly authorized officer, or attorney, of the corporation. An instrument of proxy will only be valid if it is duly completed, signed, dated and received at the office of the Corporation's registrar and transfer agent, Computershare Trust Company of Canada at Montreal Trust Centre, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Proxy Department before 10:00 a.m., Vancouver time, on Monday, February 25, 2003, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

REVOCATION OF PROXY

A shareholder may revoke a proxy by delivering an instrument in writing executed by such shareholder or by the shareholder's attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner permitted by law.

VOTING OF PROXIES

A shareholder may direct the matter in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the shareholder by marking the form of proxy accordingly. If the instructions in a proxy given to management are certain, the Common Shares represented by that proxy will be voted on any poll and where a choice has been specified in the proxy, the Common Shares will be voted on any poll in accordance with the specifications so made. WHERE NO CHOICE IS SO SPECIFIED WITH RESPECT TO ANY RESOLUTION OR IN THE ABSENCE OF CERTAIN INSTRUCTIONS, THE COMMON SHARES REPRESENTED BY A PROXY GIVEN TO MANAGEMENT WILL BE VOTED IN FAVOUR OF THE RESOLUTION. IF MORE THAN ONE DIRECTION IS MADE WITH RESPECT TO ANY RESOLUTION, SUCH COMMON SHARES WILL SIMILARLY BE VOTED IN FAVOUR OF THE RESOLUTION.

EXERCISE OF DISCRETION BY PROXYHOLDERS

The enclosed form of proxy when properly completed and delivered and not revoked confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting. At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. If any other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their judgement on such matter.

SECURITIES ENTITLED TO VOTE

As of January [24], 2003, the authorized share capital of the Corporation is
divided into an unlimited number of Common Shares, of which   -  Common Shares
are issued and outstanding, and an unlimited number of preferred shares, none of which are issued. Every shareholder who is present in person and entitled to vote at the Meeting shall have one vote on a show of hands and on a poll shall have one vote for each Common Share of which the shareholder is the registered holder and such shareholder may exercise such vote either in person or by proxyholder.

The Board of Directors of the Corporation has fixed the close of business on January 27, 2003 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting. Every shareholder of record at the close of business on January 27, 2003 who personally attends the Meeting will be entitled to vote at the Meeting or any adjournment thereof, except to the extent that:

    (a) such shareholder has transferred the ownership of any of his or her Common Shares after January 27, 2003; and

    (b) the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

OWNERSHIP OF THE CORPORATION'S COMMON SHARES

OWNERSHIP BY MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Corporation's Common Shares, as of January 24, 2003, by
(i) each of the Corporation's executive officers and directors and (ii) the Corporation's executive officers and directors, as a group.

                                                               SHARES OF COMMON
                                                              STOCK BENEFICIALLY   PERCENTAGE OF
NAME AND ADDRESS(1)                                              OWNED(2)(3)           CLASS
-------------------                                           ------------------   -------------
John M. Clark...............................................        50,000            *
Director

Ronald J. McGregor..........................................       228,500           2.1%
President, Chief Executive Officer and
Director

C. Thomas Ogryzlo...........................................        50,000            *
Director

Michael B. Richings.........................................       103,998            *
Director

A. Murray Sinclair(4).......................................      Nil                 *
Director

Robert A. Quartermain(5)....................................        50,000            *
Director

John F. Engele..............................................        61,250            *
Vice President, Finance and
Chief Financial Officer

All executive officers and directors as a group                    543,748           4.8%
  (7 persons)...............................................

------------------------

*   Represents less than 1% of the outstanding common shares.

(1) The address of each of the persons listed is c/o Vista Gold Corp., 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.

(2) Applicable percentage of ownership is based on [10,780,620] common shares outstanding as of January 24, 2003, plus any securities held by such holder exercisable for or convertible into common shares within sixty (60) days after the date of this prospectus, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended.

(3) [NOTE TO DRAFT: NEED TO ADD TOTAL NUMBER OF OPTIONS GRANTED] On January 20, 2003 the Board of Directors approved, subject to shareholder approval at the next scheduled Annual General Meeting of the shareholders of the Corporation, a maximum of 1,000,000 options that can be granted to directors, officers, employees and consultants of the Corporation. Option grants, subject to this approval, included in "Shares of Common Stock Beneficially Owned", are as follows: John M. Clark -- 40,000; Ronald J. McGregor -- 180,000; C. Thomas Ogryzlo -- 40,000; Michael B.
    Richings -- 80,000; Robert A. Quartermain -- 40,000; John F.
    Engele -- 52,500.

(4) Mr. Sinclair resigned as a director of the Corporation on October 24, 2002.

(5) Mr. Quartermain was appointed as a director of the Corporation on April 26, 2002.

OWNERSHIP BY PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding beneficial ownership of the Corporation's Common Shares, as of January 24, 2003, by each shareholder known to the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding Common Shares.

                                                               SHARES OF COMMON
                                                              STOCK BENEFICIALLY   PERCENTAGE OF
NAME AND ADDRESS                                                   OWNED(1)            CLASS
----------------                                              ------------------   -------------
Viceroy Resource Corporation(2).............................         606,060             5.5%
Suite 900 - 570 Granville Street                                   [505,060]
Vancouver, British Columbia
Canada V6C 3P1

Vertical Ventures Investments, LLC(3).......................         765,956             6.9%
6th Floor, 650 - 6th Ave.
New York, NY 10019

PanAmerica Capital Group, Inc.(4)...........................         989,285             8.8%
12th Floor, World Trade Center
Panama City, Panama

Quest Investment Corporation(5).............................       1,280,000            10.9%
300 - 570 Granville Street
Vancouver, British Columbia
Canada V6C 3P1

Exploration Capital Partners 2000 Limited Partnership,......       2,419,110            20.6%
Resource Capital Investment Corporation,
Rule Family Trust u/d/t 12/17/98 and
Arthur Richards Rule(6)

------------------------

*   Represents less than 1% of the outstanding common shares.

(1) Applicable percentage of ownership is based on [10,780,620] common shares outstanding as of January 24, 2003, plus any securities held by such holder exercisable for or convertible into common shares within sixty (60) days after the date of this prospectus, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended.

(2) Includes 303,030 Common Shares which may be acquired upon the exercise of an immediately exercisable share purchase warrant.

(3) Includes 382,978 Common Shares which may be acquired upon the exercise of an immediately exercisable share purchase warrant.

(4) Includes 503,863 Common Shares which may be acquired upon the exercise of immediately exercisable share purchase warrants.

(5) Quest Investment Corporation is the successor to Stockscape.com
    Technologies Inc. pursuant to a merger with three other companies effected in July 2002. Quest Investment has outstanding two classes of equity securities, one having one vote per share and the other having five votes per share. A. Murray Sinclair, who was a director of Vista Gold until October 24, 2002, is a director of Quest Investment, and holds approximately 4.6% of the outstanding voting power. A. Murray Sinclair, who was a director of Vista Gold until October 24, 2002, is a director and the President of Quest Ventures Ltd., and holds 50% of its outstanding common shares. A. R. Rule, beneficial owner of

    Global Resource Investments Ltd., beneficially owns approximately 14% of the outstanding voting power.

(6) Exploration Capital Partners 2000 Limited Partnership ("Exploration Capital"), a Nevada limited partnership, is the direct beneficial owner of 930,007 Common Shares and 1,122,807 immediately exercisable warrants to purchase Common Shares. The corporate General Partner of Exploration Capital is Resource Capital Investment Corp., a Nevada corporation which is 90% owned by the Rule Family Trust u/d/t 12/17/98 (the "Trust"). A. Richards Rule is President and a Director of Resource Capital, and, with his wife, is co-Trustee of the Rule Family Trust. Global Resource Investments Ltd. ("Global") is the direct beneficial owner of 296,296 immediately exercisable warrants to purchase Common Shares. The corporate General Partner of Global is Rule Investments, Inc., which is the direct beneficial owner of 70,000 Common Shares. The Trust owns 100% of Rule Investments. Accordingly, the Trust and Mr. Rule are indirect beneficial owners of an aggregate of 1,000,007 Common Shares and 1,419,103 Common Shares which may be acquired upon the exercise of immediately exercisable share purchaser warrants, as directly beneficially owned by Exploration Capital, Global Resource and Rule Investments as described herein.

The Corporation has no charter or by-law provisions that would delay, defer or prevent a change in control of the Corporation.

QUORUM AND PERCENTAGE OF VOTES NECESSARY TO PASS RESOLUTIONS

Under By-Law No. 1 of the Corporation, the quorum for the transaction of business at the Meeting is two shareholders present in person or by proxy.

The ordinary resolutions authorizing the directors of the Corporation to issue special warrants in connection with the Special Warrant Offering must be approved by a majority of more than 50% of the votes cast by shareholders who vote in person or by proxy at the Meeting with respect to these resolutions. See "Particulars of Matters to be Acted Upon -- Approval of Special Warrant Offering". [NOTE TO DRAFT: BLG TO CONFIRM THAT NO SHAREHOLDERS EXCLUDED.]

Abstentions will be counted as present for purposes of determining the presence of a quorum for purposes of this matter, but will not be counted as votes cast. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes of this matter and will not be voted. Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on this matter.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below contains a summary of the compensation paid to, or earned by, the Corporation's President and Chief Executive Officer, and the Corporation's four most highly compensated executive officers (other than the President and Chief Executive Officer) who were serving as executive officers at the end of the Corporation's most recently completed financial year and during such year received, in their capacity as officers of the Corporation and any of its subsidiaries, in excess of Cdn.$100,000 (collectively, the "Named Executive Officers"), for each of the Corporation's three most recently completed financial years ended December 31, 2002, 2001 and 2000. All currency figures under the heading "Summary Compensation Table" are in United States dollars.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                  ------------
                                                                                   NUMBER OF
                                                   ANNUAL COMPENSATION               COMMON
                                          -------------------------------------   SHARES UNDER
                                                                 OTHER ANNUAL       OPTIONS         ALL OTHER
                                           SALARY     BONUS     COMPENSATION(1)    GRANTED(2)    COMPENSATION(3)
NAME AND PRINCIPAL POSITION      YEAR     (U.S.$)    (U.S.$)        (U.S.$)           (#)            (U.S.$)
---------------------------    --------   --------   --------   ---------------   ------------   ---------------
Ronald J. McGregor...........    2002     166,900      nil            nil            245,000          6,000
President and Chief Executive    2001     160,000      nil            nil             32,500          5,250
  Officer                        2000     141,000      nil            nil             25,000          5,000

John F. Engele...............    2002     106,900      nil            nil             70,000          4,184
Vice President, Finance and      2001      69,950      nil            nil              8,750          2,869
  Chief Financial Officer        2000          --       --             --                 --             --

------------------------

(1) Perquisites and other personal benefits for the most recently completed financial year do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any of the Named Executive Officers unless otherwise noted.

(2) All securities under option are for Common Shares of the Corporation. 2001 and 2000 grants have been restated to give effect to the 1-for-20 share consolidation effective June 19, 2002. On July 9, 2002 the Board of Directors approved, subject to shareholder approval at the next scheduled Annual General Meeting of the shareholders of the Corporation, a maximum of 800,000 options that can be granted to directors, officers, employees and consultants of the Corporation. Option grants, subject to this approval, included in "Numbers of Common Shares Under Options Granted", are as follows: Ronald J. McGregor -- 180,000; and John F. Engele -- 52,500. No stock appreciation rights ("SARs") are outstanding.

(3) Represents the Corporation's contribution under the Corporation's Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See "Pensions and Retirement Savings Plans".

LONG-TERM INCENTIVE PLAN

The Corporation does not presently have a long-term incentive plan for its Named Executive Officers.

STOCK OPTIONS

The Corporation has established the Stock Option Plan which provides for grants to directors, officers, employees and consultants of the Corporation, or its subsidiaries, of options to purchase up to a maximum of 225,000 of the issued and outstanding Common Shares from time to time (after giving effect to the consolidation of the Corporation's Common Shares made effective on June 19,
2002), provided that no more than 5% of the issued and outstanding Common Shares may from time to time be reserved for issuance pursuant to the exercise of stock options granted to any one individual. On January 20, 2003 the Board of Directors approved, subject to shareholder approval at the next scheduled Annual General Meeting of the shareholders of the Corporation, a maximum of 1,000,000 options that can be granted to directors, officers, employees and consultants of the Corporation. Effective upon the amalgamation of Granges Inc. and Da Capo Resources Ltd. on November 1, 1996, the Corporation, as the amalgamated entity, adopted the Stock Option Plan of Granges Inc. Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation who are eligible to receive stock options under the Stock Option Plan ("OPTIONEES"), (iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on the Toronto Stock Exchange on the day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant.

If an Optionee ceases to be an officer or employee of the Corporation, or its subsidiaries, as a result of termination for cause, all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, the Optionee shall have the right to exercise his or her options at any time up to but not after the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to but not after the earlier of 90 days from the date of death, or the expiry date.

Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a Participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

STOCK OPTION GRANTS

A summary of stock options granted to the Named Executive Officers under the Stock Option Plan during the financial year ended December 31, 2002 is set out in the table below. All stock options are for Common Shares of the Corporation. No stock appreciation rights ("SARs") are outstanding, and it is currently intended that none be issued. All currency figures under the heading "Stock Option Grants" are in Canadian dollars.

        OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

                                    % OF TOTAL
                                     OPTIONS                                                                 POTENTIAL
                         NUMBER     GRANTED TO                        MARKET VALUE OF                   REALIZABLE VALUE AT
                           OF       EMPLOYEES                           SECURITIES                        ASSUMED ANNUAL
                       SECURITIES       IN                              UNDERLYING                        RATES OF STOCK
                         UNDER      FINANCIAL      EXERCISE OR        OPTIONS ON THE                    PRICE APPRECIATION
                       OPTION(1)       YEAR         BASE PRICE         DATE OF GRANT      EXPIRY DATE     FOR OPTION TERM
NAME                      (#)          (%)       (CDN.$/SECURITY)   (CDN.$/SECURITY)(1)     (M/D/Y)       5%/10% (CDN.$)
----                   ----------   ----------   ----------------   -------------------   -----------   -------------------
Ronald J. McGregor...    212,500        33%            4.37                  4.37           07/08/07      257,000/567,000

John F. Engele.......     61,250        10%            4.37                  4.37           07/08/07       74,000/163,000

------------------------

(1) On July 9, 2002 the Board of Directors approved, subject to shareholder approval at the next scheduled Annual General Meeting of the shareholders of the Corporation, a maximum of 800,000 options that can be granted to directors, officers, employees and consultants of the Corporation. Option grants, subject to this approval, included in "Number of Securities Under Option", are as follows: Ronald J. McGregor -- 180,000; and John F.
    Engele -- 52,500.

(2) The market value of the Common Shares on the date of grant of the options is the closing price per share at which the Common Shares were traded on the Toronto Stock Exchange on the day preceding the date of grant.

The reported high and low trading prices of the Corporation's Common Shares on the Toronto Stock Exchange and the American Stock Exchange for the 30 days prior to the date of the grants of the options referred to above are set out in the table below.

                                               TORONTO STOCK EXCHANGE        AMERICAN STOCK EXCHANGE
                                              -------------------------      ------------------------
                                                 HIGH            LOW           HIGH            LOW
                                              ----------      ---------      ---------      ---------
June 9 to July 8, 2002......................  Cdn.$10.80      Cdn.$3.40      U.S.$7.00      U.S.$2.25

AGGREGATED OPTION EXERCISES AND VALUE OF UNEXERCISED OPTIONS

A summary of the exercise of options by the Named Executive Officers during the financial year ended December 31, 2002 and the value at December 31, 2002 of unexercised in-the-money options held by the Named Executive Officers issued is set out in the table below. No SARs are outstanding. All currency figures under the heading "Aggregated Option Exercises and Value of Unexercised Options" are in Canadian dollars.

 AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
                      AND FINANCIAL YEAR-END OPTION VALUES

                                                                                              VALUE OF
                                                                                             UNEXERCISED
                                                                       UNEXERCISED          IN-THE-MONEY
                                                                        OPTIONS AT           OPTIONS AT
                                          SECURITIES    AGGREGATE   FINANCIAL YEAR-END   FINANCIAL YEAR-END
                                           ACQUIRED       VALUE        EXERCISABLE/         EXERCISABLE/
                                          ON EXERCISE   REALIZED      UNEXERCISABLE      UNEXERCISABLE(1)(2)
NAME                                          (#)        (CDN.$)           (#)                 (CDN.$)
----                                      -----------   ---------   ------------------   -------------------
Ronald J. McGregor......................       nil          nil       65,000/180,000       168,675/361,800

John F. Engele..........................     8,750       42,900         8,750/52,500        17,587/105,525

------------------------

(1) Based on the closing trading price of the Common Shares on the Toronto Stock Exchange on the last trading day of the financial year, being Cdn.$6.38.

(2) On July 9, 2002 the Board of Directors approved, subject to shareholder approval at the next scheduled Annual General Meeting of the shareholders of the Corporation, a maximum of 800,000 options that can be granted to directors, officers, employees and consultants of the Corporation. Option grants, subject to this approval, included in "Value of Unexercised in-the-Money Options at Financial Year-End Exercisable/Unexercisable", are as follows: Ronald J. McGregor -- 180,000; and John F. Engele -- 52,500.

PENSION AND RETIREMENT SAVINGS PLANS

The Corporation sponsors a quantified tax-deferred savings plan in accordance with the provisions of section 401(K) of the U.S. Internal Revenue Service Code, which is available to permanent U.S.-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees' salaries.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

The Named Executive Officers of the Corporation, Ronald J. McGregor, the President and Chief Executive Officer, and John F. Engele, Vice President, Finance and Chief Financial Officer, have been engaged under employment contracts. Each of these contracts provides for base salary, annual discretionary incentive bonus, four weeks vacation time and various minor perquisites.

The contract between the Corporation and Mr. McGregor is for an unlimited term, provides for an annual bonus at the sole discretion of the Board of Directors and provides for the severance benefit described below. Under the terms of this contract, the employment of Mr. McGregor may be terminated by the Corporation without cause, provided that it continues to pay his base salary for a period of 12 months (or makes a lump sum payment equal to 12 months of his base salary), and by Mr. McGregor upon 30 days notice to the Corporation. In addition, in the event that Mr. McGregor suffers an injury or illness that renders him permanently incapable of substantially performing his duties under this contract, the Corporation may terminate Mr. McGregor's employment, provided that it continues to pay his base salary and other employee benefits for a period of 12 months following notice of such termination.

The contract between the Corporation and Mr. Engele is for an unlimited term, provides for a performance bonus in accordance with the Corporation's incentive policy, may be terminated by the Corporation or the employee upon 30 days written notice, and provides for the severance benefits described below. Under the terms of this contract, the employment of Mr. Engele may be terminated by the Corporation without cause, provided that it continues to pay his base salary for a period of 6 months (or makes a lump sum payment equal to 6 months of his base salary), and by Mr. Engele upon 30 days notice to the Corporation. In addition, in the event that Mr. Engele suffers an injury or illness that renders him permanently incapable of substantially performing his duties under this contract, the Corporation may terminate Mr. McGregor's employment, provided that it continues to pay his base salary and other employee benefits for a period of 6 months following notice of such termination.

As at January [24], 2003, the Corporation has arrangements with Mr. McGregor and Mr. Engele under which each is entitled to receive severance benefits based upon his monthly salary in the event of termination of his employment other than for cause. The aggregate compensation payable to Mr. McGregor and Mr. Engele under this arrangement is U.S.$220,350 and the amount payable to each Mr. McGregor and Mr. Engele is as follows:

                                                              COMPENSATION
NAME                                                            PAYABLE
----                                                          ------------
Ronald J. McGregor..........................................  U.S.$166,900
John F. Engele..............................................  U.S.$ 53,450

Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by Named Executive Officers to compensate such officers in the event of the termination of employment, resignation, retirement, change of control of the Corporation or in the event of a change in responsibilities following a change of control.

REPORT OF THE COMPENSATION COMMITTEE

COMPOSITION OF THE COMPENSATION COMMITTEE

The Corporation has a Compensation Committee comprised of the following directors: John M. Clark (Chairman), C. Thomas Ogryzlo and A. Murray Sinclair (from February 21, 2002 until October 24, 2002. None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

REPORT ON EXECUTIVE COMPENSATION

It is the responsibility of the Compensation Committee to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The committee makes recommendations to the Board of Directors which gives final approval on compensation matters.

The Corporation's compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation's business. These policies and programs are intended to attract and retain capable and experienced people.

In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall financial and operating performance of the Corporation and the committee's assessment of each executive's individual performance and contribution toward meeting corporate objectives. Superior performance is recognized through the Corporation's incentive policy.

The total compensation plan for executive officers is comprised of three components: base salary, an incentive payment and stock options. As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. The compensation range for executives normally moves annually to reflect external factors such as inflation.

The Corporation's incentive policy generally allows executive officers and management personnel to earn an incentive payment to a maximum of 15% of his or her base salary, two-thirds of which is based upon individual performance and one-third of which is based upon the performance of the Corporation. All executive officers and management personnel participate in this policy, except the President and Chief Executive Officer. By contract, he is entitled to earn a bonus the amount of which is at the sole discretion of the Board of Directors. Following the end of each fiscal year, the Compensation Committee makes a recommendation to the Board of Directors as to the appropriate incentive payment for the executive officers and management personnel. No specific performance criteria or objectives are utilized by the Compensation Committee or the Board of Directors in making their determinations. In 2002, no incentive payments were paid to any executive officers or employees of the Corporation.

The third element in the total compensation plan is the Stock Option Plan. This plan is intended to emphasize management's commitment to growth of the Corporation and enhancement of shareholders' wealth through, for example, improvements in net earnings, resource base, and share price increments.

The compensation of Ronald J. McGregor, the President and Chief Executive Officer of the Corporation, is determined in the same manner as for other executive officers (as described above). Under the employment contract between the Corporation and Mr. McGregor, Mr. McGregor is entitled to receive a base salary, an annual discretionary incentive bonus, four weeks vacation time and various minor perquisites. In addition, Mr. McGregor is entitled to receive incentive stock options under the Stock Option Plan. During 2002, Mr. McGregor did not receive an incentive bonus. Further details regarding the compensation received by Mr. McGregor during 2002 are outlined above under "Executive Compensation -- Summary Compensation Table".

                                        Submitted on behalf of the Compensation
                                        Committee

                                        John M. Clark (Chairman)
                                        C. Thomas Ogryzlo

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the Corporation's cumulative total shareholder return on its Common Shares with the cumulative total return of the S&P/TSX Composite Index and the S&P/TSX Canadian Gold Index, assuming the reinvestment of dividends, for the last five financial years:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VISTA GOLD CORP.
PERFORMANCE GRAPH
DECEMBER 31, 2001
                     1997   1998    1999    2000    2001    2002
VGZ Toronto        100.00  65.00   40.00   25.00   35.00   95.00
S&P/TSX Gold       100.00  90.00   75.00   68.00   80.00  115.00
S&P/TSX Composite  100.00  93.00  130.00  140.00  120.00  100.00

COMPENSATION OF DIRECTORS AND OFFICERS

On December 30, 1997, the Board of Directors resolved to waive annual fees for directors of the Corporation effective January 1, 1998 until such time as the directors determine otherwise. During the financial year ended December 31, 2002, directors of the Corporation received a fee of Cdn.$1,000 per meeting of the Board of Directors. The Corporation also reimbursed directors for out-of-pocket expenses related to their attendance at meetings. No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 2002 (i) to the directors of the Corporation in their capacity as directors of the Corporation and any of its subsidiaries was U.S.$40,000, and (ii) to the officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of Cdn.$40,000 was U.S.$283,984. This sum includes compensation paid to executive officers pursuant to the cash incentive plan and retirement savings plan.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

None of the directors, nor any individual who was at any time during the most recently completed financial year a director, or any associates or affiliates of the foregoing persons is indebted to the Corporation.

DIRECTOR AND OFFICER LIABILITY INSURANCE

The Corporation has purchased and maintains insurance in the amount of Cdn.$5 million for the benefit of the directors and officers of the Corporation against liabilities incurred by such persons as directors and officers of the Corporation and its subsidiaries, except where the liability relates to such persons failure to act honestly and in good faith with a view to the best interests of the Corporation. The annual premium paid by the Corporation for this insurance in respect of the directors and officers as a group is Cdn.$65,000. No premium for this insurance is paid by the individual directors and officers. The insurance contract underlying this insurance does not expose the Corporation to any liability in addition to the payment of the required premiums.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Except as described below, no director or senior officer of the Corporation who has served in such capacity since the beginning of the last financial year, and to the best of the knowledge of the Corporation, no person that has direct or indirect beneficial ownership of more than 10% of the issued Common Shares of the Corporation and no associate or affiliate of any such person, had any material interest, directly or indirectly, in any transaction within the past three years, or in any proposed transaction, which has affected or would materially affect the Corporation or any of its subsidiaries. [NOTE TO DRAFT:
CONFIRM NO SUCH PERSON, OTHER THAN GLOBAL, HAS AN INTEREST IN THE SPECIAL WARRANT OFFERING.]

In connection with the Special Warrant Offering (as defined above), the Corporation retained Global Resource Investments Ltd. (defined above as "GLOBAL") agreed to pay Global a cash commission equal to 10% of the proceeds of the Special Warrant Offering (a maximum payment of U.S.$340,200 if all Special Warrants are issued) as consideration for Global's services as finder. In addition, the Corporation has agreed to pay reasonable legal costs incurred by Global in connection with the Special Warrant Offering up to a maximum of U.S.$15,000. See "Particulars of Matters to be Acted Upon -- Approval of Special Warrant Offering".

In February and March 2002, the Corporation completed a private placement transaction for gross proceeds of approximately U.S.$3.8 million. Global acted as the Corporation's agent with respect to this transaction, and was issued a total of 5,925,925 Common Shares and warrants to acquire an additional 5,925,925 Common Shares as consideration for its services as agent. Shareholders approved this transaction, including the issuance of these Common Shares and warrants to Global, at the Corporation's annual general meeting held in May 2002.

The Corporation understands that all of the outstanding shares of Global are beneficially owned by Mr. Arthur Richard Rule, and that Mr. Rule beneficially owns more than 10% of the issued and outstanding shares of Quest. As at January [24], 2003, the Common Shares held by Quest represented approximately 10.9% of the issued and outstanding Common Shares. See "Ownership of the Corporation's Common Shares".

MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors or senior officers of the Corporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as disclosed herein, no person who has been a director or officer of the Corporation at any time since the beginning of the last financial year or any proposed nominee for election as director, nor any associate or affiliate of such person, has an interest in the matters to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS

Under the United States SECURITIES EXCHANGE ACT OF 1934, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for a special meeting of shareholders of the Corporation is calculated in accordance with Rule 14a-8(e)(3) of Regulation 14A to that Act. Accordingly, if a proposal is submitted for this Meeting, the proposal must have been received at the Corporation's principal executive offices at a reasonable time before the Corporation began to print and mail the proxy materials for this Meeting.

OTHER MATTERS

Management of the Corporation knows of no other matters, which will be brought before the Meeting other than those set forth in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

DISSENTERS' RIGHTS OF APPRAISAL

No action is proposed herein for which the laws of the Yukon Territory, the Articles of Continuation or By-laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's Common Shares.

AVAILABILITY OF DOCUMENTS

THE CORPORATION WILL PROVIDE TO ANY PERSON OR CORPORATION, UPON REQUEST, ONE COPY OF ANY OF THE FOLLOWING DOCUMENTS:

    (a) THE CORPORATION'S LATEST FORM 10-KSB OR ANNUAL INFORMATION FORM, TOGETHER WITH ANY DOCUMENT, OR THE PERTINENT PAGES OF ANY DOCUMENT, INCORPORATED THEREIN BY REFERENCE;

    (b) THE COMPARATIVE FINANCIAL STATEMENTS OF THE CORPORATION FOR THE CORPORATION'S MOST RECENTLY COMPLETED FINANCIAL YEAR IN RESPECT OF WHICH SUCH FINANCIAL STATEMENTS HAVE BEEN ISSUED, TOGETHER WITH THE REPORT OF THE AUDITORS THEREON, AND ANY INTERIM FINANCIAL STATEMENTS OF THE CORPORATION SUBSEQUENT TO THE FINANCIAL STATEMENTS FOR THE CORPORATION'S MOST RECENTLY COMPLETED FINANCIAL YEAR; AND

    (c) THE INFORMATION CIRCULAR OF THE CORPORATION IN RESPECT OF THE MOST RECENT ANNUAL MEETING OF SHAREHOLDERS OF THE CORPORATION WHICH INVOLVED THE ELECTION OF DIRECTORS.

COPIES OF THE ABOVE DOCUMENTS WILL BE PROVIDED, UPON REQUEST, BY THE SECRETARY OF THE CORPORATION AT 1200 WATERFRONT CENTRE, 200 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V7X 1T2, FREE OF CHARGE TO SHAREHOLDERS OF THE CORPORATION. THE CORPORATION MAY REQUIRE THE PAYMENT OF A REASONABLE CHARGE FROM ANY PERSON OR CORPORATION WHO IS NOT A SHAREHOLDER OF THE CORPORATION AND WHO REQUESTS A COPY OF ANY SUCH DOCUMENT.

BOARD OF DIRECTOR APPROVAL

The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

DATED at Littleton, Colorado, this [24TH] day of January, 2003.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          (Signed) RONALD J. MCGREGOR
                                                President and
                                                Chief Executive Officer

                                  SCHEDULE "A"
                      SPECIAL WARRANT OFFERING RESOLUTION

"BE IT RESOLVED, as an ordinary resolution, that:

1. the directors of the Corporation are hereby authorized to issue up to 1,400,000 special warrants at a price of U.S.$2.43 per special warrant, all as more particularly described in the Management Information and Proxy Circular dated January 24, 2003; and

2. any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such officer determines to be necessary or desirable in connection with or to give effect to and carry out the foregoing resolution."

                                     PROXY
                  SOLICITED BY MANAGEMENT OF VISTA GOLD CORP.
            FOR THE 2003 SPECIAL GENERAL MEETING OF VISTA GOLD CORP.

    The undersigned shareholder of Vista Gold Corp. (the "Corporation") hereby appoints Ronald J. McGregor, or failing him John F. Engele, or failing either of
them                                          as the proxyholder for and on
behalf of the undersigned to attend, act and vote for and on behalf of the undersigned at the special general meeting (the "Meeting") of the shareholders of the Corporation to be held at 10:00 a.m. (Vancouver time) in Vancouver, British Columbia, on Thursday, February 27, 2003 and at any adjournments thereof, to the same extent and with the same powers as if the undersigned were present at the said meeting, or any adjournments thereof, and, without limiting the foregoing, the persons named are specifically directed to vote as indicated below. For further information regarding the Meeting and the matters that will be acted on at the Meeting, reference is specifically made to the accompanying Notice of Meeting and Management Information and Proxy Circular, both dated January 24, 2003 (the "Circular").

The undersigned directs the proxyholder appointed by this proxy to vote as follows:

1. To approve an ordinary resolution authorizing the directors of the Corporation to issue certain special warrants which, subject to certain conditions including the approval of shareholders, are exercisable into common shares of the Corporation and common share purchase warrants to acquire common shares of the Corporation, the full text of which resolution is set out in Schedule "A" to the Circular.

                                                       FOR / /     AGAINST / /

EXECUTED on the ________ day of __________________ , 2003.

----------------------------------------------         ----------------------------------------
Signature of Shareholder (or Authorized                Number of Common Shares Held
Attorney or Signatory on behalf of Shareholder)

--------------------------------------------------------------------------------
Name of Shareholder (please print clearly)

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City/Province

INSTRUCTIONS:

1. The common shares represented by this proxy will, on any ballot, be voted as you may have specified by marking an "X" in the spaces provided for that purpose. IF NO CHOICE IS SPECIFIED AND EITHER OF RONALD J. MCGREGOR OR JOHN
    F. ENGELE IS APPOINTED AS PROXYHOLDER, THE COMMON SHARES WILL BE VOTED AS IF YOU HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. YOU MAY APPOINT AS PROXYHOLDER SOMEONE OTHER THAN THE PERSONS NAMED IN THIS PROXY BY STRIKING OUT THEIR NAMES AND INSERTING IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON YOU WISH TO ATTEND AND ACT AS PROXYHOLDER, AND THAT PERSON NEED NOT BE A SHAREHOLDER OF THE CORPORATION. IF THE INSTRUCTIONS ON THIS PROXY ARE CERTAIN, THE COMMON SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH SUCH INSTRUCTIONS, AND WHERE YOU SPECIFY A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE COMMON SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

3. THIS PROXY ALSO CONFERS A DISCRETIONARY AUTHORITY TO VOTE THE SHARES WITH RESPECT TO: (a) AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING; AND (b) OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, BUT ONLY IF MANAGMENT HAS NOT BEEN MADE AWARE, A REASONABLE TIME PRIOR TO THIS SOLICITATION, THAT THE AMENDMENTS, VARIATIONS OR OTHER MATTERS ARE TO BE PRESENTED FOR ACTION AT THE MEETING. NO MATTERS OTHER THAN THOSE STATED IN THE ATTACHED NOTICE OF MEETING ARE, AT PRESENT, KNOWN TO BE CONSIDERED AT THE MEETING BUT, IF SUCH MATTERS SHOULD ARISE, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER VOTING BY PROXY, OR, FAILING SUCH INSTRUCTIONS, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXYHOLDER.

4. In order to be valid this proxy must be dated and signed by the shareholder or by his or her attorney duly authorized in writing or, in the case of a corporation, executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this proxy is executed by an attorney for an individual shareholder or joint shareholder or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the proxy. The signature and name must conform to the name of the shareholder as registered. Executors, administrators and trustees signing on behalf of the registered shareholder should so indicate. If shares are jointly held, either of the registered owners may sign the proxy. If this proxy is not dated in the blank space provided, it will be deemed to bear the date on which it was mailed by management of the Corporation.

5. This proxy may not be used at the Meeting unless it is deposited at the office of Computershare Trust Company of Canada at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Proxy Department before 10:00 a.m., Vancouver time, on Tuesday, January 25, 2003, or no later than 48 hours, excluding Saturdays, Sundays and holidays, before any adjournment of the Meeting. The Chairman of the Meeting has the discretion to accept proxies received subsequently.